Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Meredith Corporation (the Company) for the quarter ended December 31, 2020, as filed with the Securities and Exchange Commission on the date hereof (the Report), we the undersigned certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas H. Harty		/s/ Jason Frierott
Thomas H. Harty		Jason Frierott
President, Chief Executive Officer, and Director (Principal Executive Officer)		Chief Financial Officer (Principal Financial and Accounting Officer)

Dated:	February 4, 2021	Dated:	February 4, 2021

A signed original of this written statement required by Section 906 has been provided to Meredith and will be retained by Meredith and furnished to the Securities and Exchange Commission or its staff upon request.